UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

March 30, 2007

Date of Report (Date of earliest event reported)

LEESPORT FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-14555	23-2354007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

1240 Broadcasting Road, Wyomissing, Pennsylvania	19610
(Address of principal executive offices)	(Zip Code)

(610) 208-0966

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01                                             Other Events.

On March 30, 2007, Leesport Financial Corp. (“Leesport”) distributed a press release, attached as Exhibit 99.1 hereto and incorporated herein, announcing a balance sheet restructuring resulting from the sale of certain investment securities.  Later, on March 30, 2007, Leesport issued a press release, attached as Exhibit 99.2 hereto and incorporated herein, clarifying its earlier announcement.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits:

99.1                           Press release, dated March 30, 2007, of Leesport Financial Corp. announcing its balance sheet restructuring.

99.2                           Press release, dated March 30, 2007, of Leesport Financial Corp. clarifying earlier its earlier press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEESPORT FINANCIAL CORP.

Dated: April 3, 2007
	By:	/s/ Edward C. Barrett
Edward C. Barrett
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated March 30, 2007, of Leesport Financial Corp. announcing its balance sheet restructuring

99.2	Press release, dated March 30, 2007, of Leesport Financial Corp. clarifying earlier its earlier press release